Exhibit 99


                                 EXHIBIT INDEX

     The exhibits listed below are filed as part of Form 10-Q for quarter ended November 30, 1996.

        Exhibit No.                         Description of Exhibits


        3.A Articles of Incorporation and Bylaws of Farmland Industries, Inc. effective December 5, 1996.

         27         Financial Data Schedule